FIRST AMENDMENT TO AMENDED AND RESTATED PERSONAL BRAND SERVICES AND
SPOKESPERSON/CO-FOUNDER
MASTER AGREEMENT

This First Amendment (this “First Amendment”) to the Amended and Restated Personal Brand Services and Spokesperson/Co-Founder Master Agreement (the “Amended and Restated Agreement”) is entered into by and between [***] f/s/o Jennifer Garner (together, “Spokesperson”) and Once Upon a Farm, PBC, a Delaware public benefit corporation (the “Company”), and is dated as of May 5, 2026 and effective as of March 1, 2026 (the “First Amendment Effective Date”). Spokesperson and the Company shall be referred to as the “Parties” and each a “Party”. Capitalized terms used in this First Amendment and not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Agreement.

RECITALS

WHEREAS, the Parties desire to amend the Amended and Restated Agreement as provided herein, effective as of the First Amendment Effective Date; and

WHEREAS, Section 12(g) of the Amended and Restated Agreement provides that the Amended and Restated Agreement may not be amended or modified except by a written agreement executed by the Parties or their respective successors.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Amended and Restated Agreement as follows:

1.
Amendment to Section 5 of the Amended and Restated Agreement. Section 5 of the Amended and Restated Agreement is hereby amended and restated as follows:

“5. Cash Compensation. Spokesperson shall be paid the following cash payments by wire transfer of immediately available funds to a bank account to be designated in writing by Spokesperson:

•
$1 million, paid on January 15, 2027
•
$1 million, paid on January 15, 2028
•
$1 million, paid on December 15, 2028

Except as set forth in the following sentence, these cash payments shall be subject to Spokesperson’s continued performance of services under this Amended and Restated Agreement through the applicable payment date. These cash payments shall be accelerated in full in the event of (a) any Change in Control (as defined in the 2021 Omnibus Incentive Plan) or (b) a termination of this Amended and Restated Agreement by the Company other than for Cause (as defined below) or by Spokesperson for Good Reason (as defined below, but excluding for this purpose Section 8(a)(i) and clause (B) of Section 8(a)(iii)).”

2.
Miscellaneous.
(a)
Except as expressly amended hereby, the Amended and Restated Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. From and after the First Amendment Effective Date, any reference to “this Amended and Restated Agreement” or “hereto” in the Amended and Restated Agreement and any reference to “the Amended and Restated Agreement” in this First Amendment or in any other document or instrument executed or delivered in connection therewith or herewith shall be construed as a reference to the Amended and Restated Agreement as amended by this First Amendment.
(b)
The Amended and Restated Agreement, as amended by this First Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby.

(c)
This First Amendment shall be governed by and interpreted and construed in accordance with the laws of the State of California, without regard to the choice of law principles thereof.
(d)
This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first written above.

BY ONCE UPON A FARM, PBC:

By:	/s/ John Foraker	May 5, 2026
	Name: John Foraker	Date
Title: Chief Executive Officer

BY [***]:

By:	/s/ Jennifer Garner	May 5, 2026
	Name: Jennifer Garner	Date

[Signature Page to First Amendment to Amended and Restated Agreement]